                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                      TO EXCHANGE ANY AND ALL OUTSTANDING
        11 3/8% SENIOR NOTES DUE 2004 AND 10 3/4% SENIOR NOTES DUE 2005
                                      FOR

                   10% SENIOR SECURED DISCOUNT NOTES DUE 2008
                                       OF

                           WEIRTON STEEL CORPORATION

PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION DATED [          ], 2001

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the offer to exchange (the "Exchange Offer")
11 3/8% Senior Notes due 2004 (the "2004 Notes") and 10 3/4% Senior Notes due 2005 (the "2005 Notes" and together with the 2004 Notes, the "Notes") of Weirton Steel Corporation ("Weirton"), a Delaware corporation for new 10% Senior Secured
Discount Notes dues 2008, as described in Weirton's Prospectus dated          ,
2001 (as the same may be amended or supplemented from time to time, the "Prospectus") if (i) certificates for 2004 Notes and 2005 Notes are not immediately available, (ii) the Notes, the Consent and Letter of Transmittal and all other required documents cannot be delivered to Chase Manhattan Trust Company, National Association (the "Exchange Agent") on or prior to 5:00 P.M., New York City time, on the expiration date for the Exchange Offer (as set forth in the Prospectus) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See the section entitled "The Exchange Offer and Consent Solicitation -- Guaranteed Delivery" in the Prospectus. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
              CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION

                 By Mail:                               Overnight Courier:
      Chase Manhattan Trust Company,              Chase Manhattan Trust Company,
           National Association                        National Association

                Attention:                                  Attention:
    By Hand in New York (as Drop Agent)                     By Hand in:
      Chase Manhattan Trust Company,              Chase Manhattan Trust Company,
           National Association                        National Association

       Facsimile Transmission Number                   Confirm by Telephone:
     (for Eligible Institutions Only)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A CONSENT AND LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE CONSENT AND LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Weirton Steel Corporation ("Weirton"), upon the terms and subject to the conditions set forth in the Weirton's Prospectus dated [ ], 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Consent and Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation -- Guaranteed Delivery."

Name(s) of Registered Holder(s):
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Address of Registered Holder(s):
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Aggregate Principal
Amount Tendered* of 2004 Notes: $
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Aggregate Principal
Amount Tendered* of 2005 Notes: $
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Certificate No.(s)
(if available):
--------------------------------------------------------------------------------

Total Principal Amount Represented by
2004 Notes Certificate(s): $
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Total Principal Amount Represented by
2005 Notes Certificate(s): $
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If Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
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Date:
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* Must be in denominations of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

                       X                               ------------------------------------------------
------------------------------------------------

                       X                               ------------------------------------------------
------------------------------------------------                             Date
            Signature(s) of Owner(s)
            or Authorized Signatory

Area Code and Telephone Number:
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     Must be signed by the holder(s) of the Notes tendered as their name(s)
appear(s) on certificates for the Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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--------------------------------------------------------------------------------

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Capacity:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Address(es):
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of, or participant in, the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Consent and Letter(s) of Transmittal and the Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm

-----------------------------------------------------

Address
-----------------------------------------------------

Zip Code
-----------------------------------------------------

Area Code and
  Telephone No.

-----------------------------------------------------
                              Authorized Signature

Name
-----------------------------------------------------
                             (Please Type or Print)

Title
-----------------------------------------------------

Dated
-----------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES
      SHOULD BE SENT WITH YOUR CONSENT AND LETTER OF TRANSMITTAL.